UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

TITAN PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

Activist Investing LLC David E. Lazar Avraham Ben-Tzvi Peter L. Chasey Eric Greenberg Matthew C. McMurdo David Natan
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JULY 14, 2022

SPECIAL MEETING OF STOCKHOLDERS
OF
TITAN PHARMACEUTICALS, INC.
_________________________

PROXY STATEMENT
OF
ACTIVIST INVESTING LLC
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Activist Investing LLC (“Activist Investing”) and David E. Lazar (collectively, “Activist” or “we”), are significant stockholders of Titan Pharmaceuticals, Inc., a Delaware corporation (“TTNP”, “Titan” or the “Company”), who, together with the other participants in this solicitation, beneficially own in the aggregate approximately 25.2% of the outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company.

Activist, a stockholder owning twenty-five percent (25%) in amount of the entire capital stock of the Company issued and outstanding and entitled to vote has validly requested a special meeting of Titan stockholders (the “Special Meeting”) under the Delaware General Corporation Law (the “DGCL”) and the Company’s Bylaws, as amended (the “Bylaws”) in order for Activist to present the proposals set forth herein (the “Proposals”), the ultimate effect of which is to increase the size of the Company’s Board of Directors (the “Board”) by six (6) directors and fill the resulting six (6) vacancies on the Board with Activist’s nominees named below. We are furnishing this proxy statement (“Proxy Statement”) and accompanying WHITE proxy card to holders of Common Stock in connection with the solicitation of proxies at the Special Meeting scheduled to be held virtually on Monday, August 15, 2022 at 9:00 a.m. Pacific Time.

The Company has announced that it would not object to the presentation of the Proposals at the Special Meeting and that it would not be contesting Activist’s solicitation nor soliciting proxies in connection with the Special Meeting. We are seeking to expand the Board and fill the resulting vacancies with our six (6) highly qualified director candidates because we firmly believe that our nominees collectively possess the requisite skillsets, experience, drive and sense of accountability needed to lead the Company’s previously announced strategic review of alternatives to maximize value for the Company’s stockholders.

Accordingly, we are soliciting your proxy for the Special Meeting to vote in favor of the following proposals:

1.	To increase the size of the Board by six (6) members, so that the Board will be constituted by eleven (11) members in total (“Proposal 1” or the “Board Expansion Proposal”); and

2.

Subject to Proposal 1 being approved, to elect Avraham Ben-Tzvi, Peter L. Chasey, Eric Greenberg, David E. Lazar, Matthew C. McMurdo and David Natan (each, a “Nominee” and, collectively, the “Nominees”) to the Board of Directors to serve until the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”) and until their successors are elected and are qualified (“Proposal 2” or the “Election Proposal”).

The Special Meeting will be held virtually via live webcast. You will not be able to attend the Special Meeting in person at a physical location. You are entitled to participate in the Special Meeting if you are a stockholder of record as of the close of business on the Record Date or hold a legal proxy for the meeting provided by your broker, bank or other nominee. You may attend the Special Meeting virtually by visiting the following web address https://www.cstproxy.com/titanpharm/sm2022. Please see the section titled “Virtual Meeting” for additional information.

As of the date hereof, the members of Activist, including the Nominees, beneficially owned in the aggregate 3,690,468 shares (the “Activist Group Shares”) of Common Stock. We intend to vote the Activist Group Shares in favor of each of the Proposals at the Special Meeting.

The Company has announced the close of business on July 22, 2022 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 400 Oyster Point Boulevard, Suite 505, South San Francisco, CA 94080. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. According to the Company, as of the Record Date, there were 14,629,217 shares of Common Stock outstanding.

We are seeking your support at the Special Meeting and asking stockholders to vote “FOR” the Board Expansion Proposal and “FOR ALL NOMINEES” with respect to the Election Proposal using one of the voting methods set forth below.

The date of this Proxy Statement is __________, 2022. This Proxy Statement and the accompanying WHITE Proxy Cards are first being sent or given to stockholders on or about ___________, 2022.

If you hold your shares through a bank, broker or other nominee and you do not intend to vote in person virtually at the Special Meeting, only such nominee can vote your shares, and only after receiving specific voting instructions from you. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares on your behalf without your instructions. Please contact your bank, broker or nominee and instruct them to vote a WHITE Proxy Card “FOR” the Board Expansion Proposal and “FOR ALL NOMINEES” with respect to the Election Proposal thereon.

If Activist receives WHITE Proxy Cards that have no explicit voting instructions, Activist intends to vote such proxies in favor of each of the Proposals thereon.

Pursuant to the WHITE proxy cards, we are requesting authority (i) to vote in favor of each of the Proposals, and (ii) to oppose and vote against any other proposals that may come before the Special Meeting.

THIS SOLICITATION IS BEING MADE BY ACTIVIST AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH ACTIVIST IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

ACTIVIST URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

QUESTIONS AND ANSWERS REGARDING THE SPECIAL MEETING

The following are answers to some of the questions you, as a Titan stockholder, may have with respect to Activist’s solicitation of revocable proxies for the Special Meeting. The following is not a substitute for the information contained in this Proxy Statement, and the information contained below is qualified in its entirety by reference to the more detailed descriptions and explanations contained elsewhere in this Proxy Statement. We urge you to read this Proxy Statement carefully and in its entirety.

Q:	Who is making the solicitation of revocable proxies for the Special Meeting?

A:	The solicitation is being made by Activist. Please see the section titled “Additional Participant Information” in this Proxy Statement below for additional information regarding the participants in the solicitation under SEC rules.

Q:	How many shares of Common Stock does Activist own?

A:	The members of Activist, including the Nominees, beneficially own in the aggregate 3,690,468 shares of Common Stock, representing approximately 25.2% of the Company’s outstanding shares.

Q:	What are we asking you to do?

A:	We are asking you to vote “FOR” the Board Expansion Proposal and “FOR ALL NOMINEES” with respect to the Election Proposal outlined above at the Special Meeting for purposes of seeking to increase the size of the Board by six (6) members and to fill the resulting six (6) vacancies with our Nominees. Please see the additional details concerning the Board Expansion Proposal, the Election Proposal and our Nominees in the remainder of this Proxy Statement.

Q:	Why are we soliciting your vote on the Proposals?

A:	We believe that our Nominees collectively possess the requisite expertise, experience and sense of accountability needed to lead the Company’s previously announced strategic review of alternatives to maximize stockholder value. Accordingly, we are soliciting Titan stockholders to consider and vote on the Board Expansion Proposal to increase the size of the Board by six (6) members, so that the Board will be constituted by eleven (11) members in total, and on the Election Proposal to elect our six (6) Nominees to fill the resulting vacancies.

Q:	Is the purpose of the Special Meeting for us to advocate for a particular transaction, or any transaction at all?

A:	No. We are not currently advocating for any one particular transaction, or any transaction at all, but we firmly believe that electing the Nominees to the Board would best represent the interests of all stockholders as it relates to the ongoing business and any potential transaction opportunities in the future. If elected, our Nominees, with the full and unfettered access to the books and records of the Company, are committed to continuing the Company’s previously announced review of strategic alternatives to maximize value for the Company’s stockholders.

Q:	When and where is the Special Meeting to be held?

A:	The Special Meeting is scheduled to be held virtually on Monday, August 15, 2022 at 9:00 a.m. Pacific Time.

Q:	What effect might passage of the Proposals at the Special Meeting and/or the election of any Nominees have under the change in control provisions of the Company’s publicly filed agreements?

A:	If Activist succeeds in obtaining stockholder approval for the election of five (5) or more of the Nominees at the Special Meeting, then a change of control of the Board may be deemed to have occurred under the Company’s Third Amended and Restated 2015 Omnibus Incentive Plan, which may trigger accelerated vesting of the outstanding equity awards at the discretion of the Compensation Committee of the Board.

Q:	Who can vote at the Special Meeting?

A:	Only holders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the virtual Special Meeting.

Q:	What will constitute a quorum at the Special Meeting?

A:	The presence, in person virtually or by proxy, of the holders of record of thirty-four percent (34%) of the shares then issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum at the Special Meeting.

Q:	How many shares must be voted in favor of Proposal 1 (Board Expansion Proposal) to approve it and each Nominee to elect him pursuant to Proposal 2 (Election Proposal) at the Special Meeting?

A:

Proposal 1, the Board Expansion Proposal, requires the approval of the holders of a majority of the Common Stock having voting power present in person or represented by proxy. Proposal 2, the Election Proposal, which is contingent upon the passage of Proposal 1, requires the approval of a plurality of the votes cast at the Special Meeting, assuming a quorum is present (in which shares voting affirmatively also constitute at least a majority of the required quorum).

Q:	How may Titan stockholders vote their shares?

A:	See the section titled “Voting and Proxy Procedures” in this Proxy Statement below for the four ways Titan stockholders may vote at the Special Meeting: by promptly mailing in the WHITE Proxy Card, by telephone, via the Internet and by attending the virtual Special Meeting and voting in person virtually.

Q:	How will my shares be voted if the enclosed WHITE Proxy Card is signed and returned but no specific voting direction is given?

A:	If you are a holder of record of shares of Common Stock and properly sign and return the enclosed WHITE Proxy Card, but do not specify how to vote, Activist intends to vote such proxies “FOR” the Board Expansion Proposal and “FOR ALL NOMINEES” on the Election Proposal.

Q:	If my shares of Common Stock are held in “street name” by my broker or other nominee, will my broker or other nominee vote my shares with respect to any of the Proposals?

A:	No, your broker or other nominee will not vote your shares of Common Stock on your behalf on any of the Proposals unless you provide instructions on how to vote.

Without your instructions, your street name shares will not be voted in favor of the Proposals, which will have the same effect as voting “AGAINST” each of the Proposals. Accordingly, it is critical that you promptly give instructions to your broker or other nominee to vote on the Proposals.

Activist urges you to confirm in writing your instructions to your broker or other nominee as soon as possible and provide a copy of those instructions to Activist c/o InvestorCom LLC, our proxy solicitor (“InvestorCom”), at 19 Old Kings Highway S., Suite 130, Darien, Connecticut 06820, so that Activist will be aware of all instructions given and can attempt to ensure that those instructions are followed.

Q:	What effect will an abstention have on the vote on the Proposals?

A:	Abstentions will have no effect on the vote on each of the Proposals.

Q:	How may WHITE Proxy Cards be revoked?

A:	Company stockholders who execute and deliver WHITE Proxy Cards solicited on behalf of Activist in connection with the Proposals at the Special Meeting will be permitted to revoke such proxies at any time before the proxy is exercised at the Special Meeting by:

•	delivering an instrument revoking the earlier proxy card, or a duly executed later-dated proxy card for the same shares, including a Company-furnished proxy card, to InvestorCom at 19 Old Kings Highway S., Suite 130, Darien, CT 06820;

•	filing with the Company’s Corporate Secretary prior to the Special Meeting either a notice of revocation or a duly executed later dated proxy for the same shares, including a Company-furnished proxy card;

•	if you have voted by telephone or through the Internet, calling the same toll-free number or by accessing the same web site and following the instructions provided on the WHITE Proxy Card; or

•	voting in person virtually at the Special Meeting.

Please note that if your shares of Common Stock are held in street name by a broker or other nominee, you must follow the instructions set forth in the instruction cards to revoke your earlier vote.

Q:	Who is paying for the solicitation of proxies for the Special Meeting?

A:	The entire expense of preparing and mailing this Proxy Statement and any other soliciting material and the total expenditures relating to the solicitation of proxies for approval of the Proposals at the Special Meeting will be borne by Activist. Activist intends to seek reimbursement from the Company for such expenses if the Proposals are approved at the Special Meeting.

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. Activist urges you to sign, date, and return the enclosed WHITE proxy card today to vote “FOR” the Board Expansion Proposal and “FOR ALL NOMINEES” with respect to the Election Proposal.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Activist, c/o InvestorCom in the enclosed postage-paid envelope today.

•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares in person virtually at the Special Meeting only if you obtain a legal proxy from the broker or bank giving you the right to vote the shares.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

•	You may vote your shares virtually at the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you vote by telephone or the internet by the applicable deadline so that your vote will be counted if you later decide not to attend the Special Meeting.

19 Old Kings Highway S. – Suite 130

Darien, Connecticut 06820

Toll Free (877) 972-0090

Banks and Brokers call collect (203) 972-9300

info@investor-com.com

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	On December 21, 2022, the Company issued a press release announcing that it had commenced a process to explore and evaluate strategic alternatives to enhance stockholder value, which might include an acquisition, merger, reverse merger, other business combination, sales of assets, licensing or other strategic transactions involving the Company.

•	On April 25, 2022, Activist filed a Schedule 13D with the Securities and Exchange Commission (the “SEC”) disclosing a 5.6% ownership position in the Company.

•	Between May 2022 and June 2022, representatives of Activist and representatives of the Company held several calls concerning the Company’s previously announced review of strategic alternatives, and the Company’s progress with respect to such strategic review to date.

•

On June 2, 2022, the Company filed a Current Report on Form 8-K with the SEC disclosing, among other things, that the Board implemented a plan to reduce expenses and conserve capital, including a company-wide reduction in salaries and a scale back of certain operating expenses, in order to enable the Company to maintain sufficient resources as it works with its advisors on potential strategic alternatives for maximizing stockholder value.

•

On July 5, 2022, the Company filed a Current Report on Form 8-K with the SEC disclosing, among other things, that the Board amended the Bylaws to effect certain enhancements to the ability of stockholders to call for a special meeting of stockholders and make changes to the composition of the Board.

•	On July 8, 2022, Activist Investing delivered a letter to the Company (the “Special Meeting Request Letter”), in accordance with the Bylaws, to (i) provide notice to the Company of its intent to present the Proposals at the Special Meeting, (ii) call on the Board to announce that it has fixed the record date for the Special Meeting as July 22, 2022, and that the Special Meeting is to be held on August 2, 2022 and (iii) nominate Avraham Ben-Tzvi, Peter L. Chasey, Eric Greenberg, David E. Lazar, Matthew C. McMurdo and David Natan as directors for election to the Board at the Special Meeting.

•	On July 8, 2022, Activist filed an amendment to its Schedule 13D with the SEC disclosing, among other things, (i) a 25.2% ownership position in the Company and (ii) the delivery of the Special Meeting Request Letter.

•	On July 11, 2022, the Company filed a Current Report on Form 8-K with the SEC disclosing, among other things, that the Board received and met to consider the Special Meeting Request Letter and the Proposals and determined that it would not object to the presentation of the Proposals at the Special Meeting and that Titan would not be contesting Activist’s solicitation or soliciting proxies in connection with the Special Meeting. In addition, the Board stated that the record date established for the Special Meeting was July 22, 2022 with the Special Meeting to be held on August 2, 2022.

•	On July 12, 2022, counsel for Activist delivered a letter to counsel for the Company calling for the Special Meeting be rescheduled to August 15, 2022 in a virtual meeting format to enable Activist more time to solicit proxies in favor of the Proposals.

•	On July 14, 2022, Activist filed this preliminary proxy statement with the SEC.

PROPOSAL NO. 1

BOARD EXPANSION PROPOSAL

The Board is currently composed of five (5) members. Stockholders are being asked to increase the size of the Board by six (6) members, so that the Board will be constituted by eleven (11) members in total. The text of Activist’s proposal to increase the size of the Board by six (6) members is as follows:

“RESOLVED, that the size of the Board shall be increased by six (6) members and will be constituted by eleven (11) members in total.”

The Board Expansion Proposal is a necessary procedural step to allow stockholders to vote on the Election Proposal.

As discussed elsewhere in this Proxy Statement, we support the election of all six (6) Nominees at the Special Meeting The election of the Nominees at the Special Meeting requires the concurrent approval by stockholders of the Board Expansion Proposal. To that end, we are soliciting your proxy to vote FOR the Board Expansion Proposal at the Special Meeting.

WE URGE YOU TO VOTE “FOR” THIS PROPOSAL ON THE ENCLOSED WHITE PROXY CARD

PROPOSAL NO. 2

ELECTION PROPOSAL

The Board is currently composed of five (5) directors, each with a term expiring at the 2022 Annual Meeting; however, effective upon stockholder approval of the Board Expansion Proposal, the size of the Board will be increased to eleven (11) directors, resulting in six (6) vacancies on the Board. Activist has nominated six (6) independent, highly-qualified Nominees for election to the Board to fill the six (6) vacancies which would result from stockholder approval of the Board Expansion Proposal.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth below. This information has been furnished to us by the Nominees.

Avraham Ben-Tzvi, Adv., age 51, is the Founder of ABZ Law Office, a boutique Israeli law firm specializing in outsourced general counsel services for publicly traded as well as private companies and corporations, Investments & Securities Laws, Commercial Law & Contracts and various civil law matters, which he established in January 2017. Mr. Ben-Tzvi served as Chief Legal Officer and General Counsel of Purple Biotech Ltd. (formerly Kitov Pharma Ltd.) (NASDAQ/TASE: PPBT), a clinical-stage company advancing first-in-class therapies to overcome tumor immune evasion and drug resistance, from November 2015 until April 2020. Prior to that, Mr. Ben-Tzvi served as General Counsel and secretary at Medigus Ltd. (NASDAQ/TASE: MDGS), a minimally invasive endosurgical tools medical device and miniaturized imaging equipment company, from April 2014 until November 2015. Mr. Ben-Tzvi is a member of the Israel Bar Association, and is also licensed as a Notary by the Israeli Ministry of Justice. Prior to that he served as an attorney at one of Israel’s leading international law firms where, amongst other corporate and commercial work, he advised companies and underwriters on various offerings by Israeli companies listing in US and on various SEC related filings. Prior to becoming a lawyer, Mr. Ben-Tzvi worked in a number of business development, corporate finance and banking roles at companies in the financial services, lithium battery manufacturing and software development industries. Mr. Ben-Tzvi holds a B.A., magna cum laude, in Economics from Yeshiva University in New York and an LLB, magna cum laude with Honors, in from Sha'arei Mishpat College of Law in Hod HaSharon, Israel.

Activist believes that Mr. Ben-Tzvi’s extensive legal experience and knowledge in the field of civil-commercial law, and in corporate and securities law, and his previous public company and commercial business experience will make him a valuable addition to the Board.

Peter L. Chasey, Esq., age 49, currently serves as the Owner of Chasey Law Offices, a law practice specializing in personal litigation, business litigation and commercial law, since founding the practice in 2005. Earlier in his career, Mr. Chasey served as staff counsel for one of the largest insurance companies in the world defending general claims against insured businesses and also served as a land surveyor. Mr. Chasey holds a B.S. in Political Science and Government from the University of San Diego and a J.D. from the University of San Diego School of Law.

Activist believes that Mr. Chasey’s commercial law expertise, coupled with his experience leading his own law firm, will make him a valuable addition to the Board.

Eric Greenberg, age 58, has over 40 years of capital markets experience. As a trader and portfolio manager at hedge funds, his areas of expertise included the development of trading strategies, portfolio management and deal structuring. Mr. Greenberg was Co-Founder of Blink Charging Co. (NASDAQ: BLNK), a leader in the EV charging infrastructure industry. In addition, Mr. Greenberg provides investor relation and digital marketing services for companies across a variety of industries, such as life sciences, fintech, internet platforms and others. Mr. Greenberg holds a B.B.A in Finance from Baruch College and an M.B.A. in Finance from Baruch College Zicklin School of Business.

Activist believes that Mr. Greenberg’s more than 40 years’ experience in trading, developing strategies, and portfolio management and public markets experience in the microcap sector will make him a valuable addition to the Board.

David E. Lazar, age 32, has served as the Chief Executive Officer of Custodian Ventures LLC, a company which specializes in assisting distressed public companies through custodianship, since February 2018, and Activist Investing LLC, an actively managed investment fund, since March 2018. Previously, Mr. Lazar served as Managing Partner at Zenith Partners International Inc., a boutique consulting firm, from July 2012 to April 2018. In his role as Chief Executive Officer of Custodian Ventures LLC, Mr. Lazar has successfully served as a custodian to numerous public companies across a wide range of industries, including without limitation, Zenosense, Inc. (OTCMKTS: ZENO), C2E Energy, Inc. (OTCMKTS: OOGI), China Botanic Pharmaceutical Inc. (OTCMKTS: CBPI), One 4 Art Ltd., Romulus Corp., Moveix, Inc., Arax Holdings Corp. (OTCMKTS: ARAT), ESP Resources, Inc. (OTCMKTS: ESPIQ), Adorbs, Inc., Exobox Technologies Corp. (OTCMKTS: EXBX), Petrone Worldwide, Inc. (OTCMKTS: PFWIQ), Superbox, Inc. (OTCMKTS: SBOX), Sino Green Land Corp. (OTCMKTS: SGLA), SIPP International Industries, Inc. (OTCMKTS: SIPN), Cereplast, Inc. (OTCMKTS: CERPQ), Energy 1 Corp. (OTCMKTS: EGOC), ForU Holdings, Inc. (OTCMKTS: FORU), China Yanyuan Yuhui National Education Group, Inc. (OTCMKTS: YYYH), Pan Global Corp. (OTCMKTS: PGLO), Shengtang International, Inc. (OTCMKTS: SHNL), Alternaturals, Inc. (OTCMKTS: ANAS), USA Recycling Industries, Inc. (OTCMKTS: USRI), Tele Group Corp., Xenoics Holdings, Inc. (OTCMKTS: XNNHQ), Richland Resources International Group, Inc. (OTCMKTS: RIGG), AI Technology Group, Inc., Reliance Global Group, Inc. (NASDAQ: RELI), Melt, Inc., Ketdarina Corp., 3D MarkerJet, Inc. (OTCMKTS: MRJT), Lvpai Group Ltd., Gushen, Inc., FHT Future Technology Ltd., Inspired Builders, Inc., Houmu Holdings Ltd. (OTCMKTS: HOMU), Born, Inc. (OTCMKTS: BRRN), Changsheng International Group Ltd., Sollensys Corp. (OTCMKTS: SOLS), Guozi Zhongyu Capital Holdings Co. (OTCMKTS: GZCC) and Cang Bao Tian Xia International Art Trade Center, Inc. Mr. Lazar currently serves as an Advisor to PROMAX Investments LLC, a position he has held since July 2022, and as an Ambassador at Large for the Arab African Council for Integration and Development, since March 2022.

Activist believes that Mr. Lazar’s diverse knowledge of financial, legal and operations management; public company management, accounting, audit preparation, due diligence reviews and SEC regulations will make him a valuable addition to the Board.

Matthew C. McMurdo, Esq., age 50, currently serves as Managing Member of McMurdo Law Group, LLC, a corporate and securities law practice, since 2010. Previously, Mr. McMurdo was a Partner at Nannarone & McMurdo, LLP, a boutique law firm, from 2008 to 2010. In addition, Mr. McMurdo served as General Counsel of Berkley Asset Management LLC, the general partner of a real estate fund focused on opportunistic and distressed real estate assets, from 2011 to 2013. Mr. McMurdo holds a B.S. in Finance from Lehigh University and a J.D., cum laude, from Benjamin N. Cardozo School of Law.

Activist believes that Mr. McMurdo’s extensive experience in corporate and securities law and advising many public companies with federal securities law will make him a valuable addition to the Board.

David Natan, age 69, currently serves as President and Chief Executive Officer of Natan & Associates, LLC, a consulting firm offering chief financial officer services to public and private companies in a variety of industries, since 2007. In addition, Mr. Natan currently serves as Executive Vice President and Chief Financial Officer for Airborne Motorworks, Inc., a privately-held aerospace transportation company, since April 2020. From February 2010 to May 2020, Mr. Natan served as Chief Executive Officer of ForceField Energy, Inc. (OTCMKTS: FNRG), a company focused on the solar industry and LED lighting products. From February 2002 to November 2007, Mr. Natan served as Executive Vice President of Reporting and Chief Financial Officer of PharmaNet Development Group, Inc., a drug development services company, and, from June 1995 to February 2002, as Chief Financial Officer and Vice President of Global Technovations, Inc., a manufacturer and marketer of oil analysis instruments and speakers and speaker components. Prior to that, Mr. Natan served in various roles of increasing responsibility with Deloitte & Touche LLP, a global consulting firm. Mr. Natan currently serves as a member of the Board of Directors and Chair of the Audit Committee of Global Diversified Marketing Group, Inc. (OTCMKTS: GDMK), a manufacturer, marketer and distributor of food and snack products, since February 2021 and serves as a member of the Board of Directors and Chair of the Audit Committee of Sunshine Biopharma, Inc. (NASDAQ: SBFM), a pharmaceutical and nutritional supplement company, since February 2022. Previously, Mr. Natan served as Chairman of the Board of Directors of ForceField Energy, Inc., from April 2015 to May 2020, and as a member of the Board of Directors of Global Technovations, Inc., from December 1999 to December 2001. Mr. Natan holds a B.A. in Economics from Boston University.

Activist believes that Mr. Natan’s reputation as a seasoned business executive and his extensive experience as a director of technology-enabled public companies will make him a valuable addition to the Board.

The principal business address of Mr. Ben-Tzvi is 15 Yad Harutzim St., Jerusalem, Israel. The principal business address of Mr. Chasey is 3295 N. Fort Apache Road, Suite 110, Las Vegas, Nevada 89129. The principal business address of Mr. Greenberg is 710 Carlyle Street, Woodmere, New York 11598. The principal business address of Mr. Lazar is Villa 1, 14-43rd Street, Jumeirah 2, Dubai, United Arab Emirates. The principal business address of Mr. McMurdo is 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036. The principal business address of Mr. Natan is 6720 NW 74th Court, Parkland, Florida 33067.

As of the date hereof, none of Messrs. Ben-Tzvi, Chasey, Greenberg, McMurdo and Natan beneficially owns any securities of the Company or has entered into any transactions in securities of the Company during the past two years (other than Mr. Greenberg whose transactions in the securities of the Company during the past two years in an account jointly held with his child are included in Schedule I).

As of the date hereof, Mr. Lazar directly beneficially owns 3,331,402 shares of Common Stock. Mr. Lazar, by virtue of his position as the sole member and Chief Executive Officer of Activist Investing, may be deemed the beneficial owner of 359,066 shares of Common Stock directly beneficially owned by Activist Investing. The shares of Common Stock directly beneficially owned by Mr. Lazar were purchased with personal funds in the open market. Mr. Lazar disclaims beneficial ownership of such shares of Common Stock except to the extent of his pecuniary interest therein. For information regarding transactions in the securities of the Company during the past two years by Activist Investing and Mr. Lazar, please see Schedule I.

Each of the Nominees has consented to being named as a Nominee, being named as a nominee in any proxy statement filed by Activist Investing or its affiliates in connection with the solicitation of proxies for election of such Nominees at the Special Meeting and serving as a director of the Company if elected.

Mr. Ben-Tzvi is a citizen of the United States of America and Israel. Mr. Chasey is a citizen of the United States of America. Mr. Greenberg is a citizen of the United States of America and Israel. Mr. Lazar is a citizen of Portugal and Israel. Mr. McMurdo is a citizen of the United States of America. Mr. Natan is a citizen of the United States of America.

Activist believes that each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Activist acknowledges that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, Activist acknowledges that if any Nominee is elected, the determination of such Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Except as otherwise set forth in this Proxy Statement (including the Exhibits hereto), (i) during the past 10 years, no Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Nominee or any of his associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Nominee or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Special Meeting; (xii) no Nominee holds any positions or offices with the Company; (xiii) no Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no companies or organizations, with which any of the Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Nominee or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, except as set forth in this Proxy Statement, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

Other than as set forth herein, there are no agreements, arrangements or understandings between Activist and the Nominees or any other person or persons pursuant to which the nominations described herein are to be made.

If Activist succeeds in obtaining stockholder approval for the election of five (5) or more of the Nominees at the Special Meeting, then a change of control of the Board may be deemed to have occurred under the Company’s Third Amended and Restated 2015 Omnibus Incentive Plan, which grants the Compensation Committee of the Board the right to trigger accelerated vesting of the outstanding equity awards thereunder.

We do not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional persons to fill any additional seats if the Company increases the size of the Board. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Activist that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.

The Election Proposal is subject to the concurrent approval of the Board Expansion Proposal. If the Board Expansion Proposal is not approved, the Election Proposal will have no effect. A stockholder may vote for the election of less than all of the Nominees by designating the names of one or more Nominees who are not to be elected on the line provided on the WHITE proxy card.

WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

VOTING AND PROXY PROCEDURES

Holders of Common Stock are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Special Meeting. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Special Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, Activist believes that the only outstanding class of securities of the Company entitled to vote at the Special Meeting is the Common Stock.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted FOR the Board Expansion Proposal and FOR ALL NOMINEES with respect to the Election Proposal.

How to vote:

Stockholders of Record:

(1) Via the internet. You may use the internet to vote by visiting to the following internet address www.cesvote.com. Have your WHITE proxy card in hand as you will be prompted to enter your 11-digit control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the enclosed WHITE proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the WHITE proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by Activist.

(2) By telephone. You may submit your vote by calling the following toll-free number 1-888- 450-7155. Have your WHITE proxy card in hand as you will be prompted to enter your 11-digit control number to create and submit a telephonic vote. If you vote in this manner, your “proxy,” whose name is listed on the enclosed WHITE proxy card, will vote your shares as you instruct over the phone. If you sign and return the WHITE proxy card or submit a telephonic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by Activist.

(3) By mail. You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card, signing and dating it and sending it back in the envelope provided.

(4) In person. You may vote in person virtually at the Special Meeting by following the instructions when you log-in for the Special Meeting. You may attend the Special Meeting virtually by visiting the following internet address https://www.cstproxy.com/titanpharm/sm2022.

Given that the Special Meeting is currently scheduled to be held on August 15, 2022, we urge all stockholders to vote by Telephone or Internet.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting under the Bylaws and Delaware Law. The presence, in person or by proxy, of the holders of record of thirty-four percent (34%) of the shares then issued and outstanding and entitled to vote at the meeting shall constitute a quorum at the Special Meeting.

Abstentions, withhold votes and “broker non-votes” are counted as shares present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Special Meeting on any of the proposals.

If you are a stockholder of record, you must deliver your vote by mail, the Internet, by telephone or attend the virtual Special Meeting in order to be counted in the determination of a quorum.

VIRTUAL MEETING

The Special Meeting will be held virtually via a live webcast. You will not be able to attend the Special Meeting in person at a physical location. You are entitled to participate in the Special Meeting if you are a stockholder of record as of the close of business on the Record Date or hold a legal proxy for the meeting provided by your broker, bank or other nominee.

You may participate in the virtual Special Meeting by visiting the following web address https://www.cstproxy.com/titanpharm/sm2022. Have your proxy card in hand as you may be prompted to enter your control number to attend and follow the instructions, if any, to complete your registration for the Special Meeting.

We encourage you to access the meeting site prior to the start time of the Special Meeting to allow ample time to log into the meeting webcast and test your computer system.

Whether or not you plan to attend the Special Meeting, we urge you to vote via the Internet or by telephone as instructed on the WHITE proxy card as soon as possible. If you have any difficulty accessing the Special Meeting, please email info@investor-com.com.

VOTES REQUIRED FOR APPROVAL

Approval of the Board Expansion Proposal — The affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy is required to approve the Board Expansion Proposal, subject to the approval of the Election Proposal. Neither abstentions nor broker non-votes will have any effect on the outcome of the Board Expansion Proposal.

Approval of the Election Proposal — The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote at the Special Meeting. Neither abstentions nor broker non-votes will have any effect on the outcome of the Election Proposal.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Special Meeting. If you sign and submit your WHITE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Activist’s recommendations specified herein and in accordance with the discretion of the persons named on the WHITE proxy card with respect to any other matters that may be voted upon at the Special Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the virtual Special Meeting and voting in person (although attendance at the virtual Special Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Activist in care of InvestorCom at the address set forth on the back cover of this Proxy Statement or to the Company at 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Activist in care of InvestorCom at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, InvestorCom may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Activist. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Activist Investing has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $10,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Activist Investing has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Activist Investing will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that InvestorCom will employ approximately 25 persons to solicit stockholders for the Special Meeting.

The entire expense of soliciting proxies is being borne by Activist. Costs of this solicitation of proxies are currently estimated to be approximately $[______] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Activist estimates that through the date hereof its expenses in furtherance of, or in connection with, the solicitation are approximately $[______]. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any solicitation. Activist may seek reimbursement from the Company of all expenses it incurs in connection with this solicitation but does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in the solicitation are anticipated to be Activist Investing, Mr. Lazar and the other Nominees (each a “Participant” and collectively, the “Participants”).

The business address of Activist Investing is 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036. The business address of each of the Nominees is as set forth elsewhere in this Proxy Statement.

The principal business of Activist Investing is actively investing in distressed public companies. The principal occupation of each of the Nominees is as set forth elsewhere in this Proxy Statement.

As of the date hereof, Activist Investing is the direct beneficial owner of 359,066 shares of Common Stock. The class and number of securities of the Company beneficially owned by each of the Nominees is as set forth elsewhere in this Proxy Statement. For information regarding purchases and sales of securities of the Company during the past two years by each of the Participants, please see Schedule I attached hereto. The securities of the Company purchased by Activist Investing were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in the open market.

Except as otherwise set forth in this Proxy Statement (including the Exhibits hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Special Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Other than as set forth herein, there are no agreements, arrangements or understandings between Activist Investing or any of the other Participants and their respective affiliates and associates, and the Nominees or any other person or persons pursuant to which the nominations described herein are to be made. Activist Investing and the other Participants and their respective affiliates and associates have no material interest in such nominations (other than in their capacities as stockholders of the Company, as applicable), including any anticipated benefit therefrom to Activist Investing or the other Participants and their respective affiliates and associates.

OTHER MATTERS AND ADDITIONAL INFORMATION

Activist is unaware of any other matters to be considered at the Special Meeting. However, should other matters, which Activist is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Activist will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, InvestorCom, at the following address or phone number: 19 Old Kings Highway S., Suite 130, Darien, CT 06820, or call toll free at (877) 972-0090. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

Activist is unaware of any other matters to be considered at the Special Meeting. However, should other matters, which Activist is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT WILL BE INCLUDED IN THE COMPANY’S PROXY STATEMENT WITH RESPECT TO THE 2022 ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C). THIS DISCLOSURE INCLUDES, AMONG OTHER THINGS, BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Activist Investing LLC July 14, 2022

SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company

DURING THE PAST TWO YEARS

Nature of Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

ACTIVIST INVESTING LLC

Purchase of Common Stock	40,000	01/20/2022
Purchase of Common Stock	2,000	01/24/2022
Purchase of Common Stock	315,291	07/06/2022

DAVID E. LAZAR

Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	1,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/08/2022
Purchase of Common Stock	2,000	04/11/2022
Purchase of Common Stock	2,000	04/11/2022
Purchase of Common Stock	2,000	04/11/2022
Purchase of Common Stock	2,000	04/11/2022
Purchase of Common Stock	2,000	04/11/2022
Purchase of Common Stock	2,000	04/11/2022
Purchase of Common Stock	2,000	04/11/2022
Purchase of Common Stock	2,000	04/11/2022
Purchase of Common Stock	2,000	04/11/2022
Purchase of Common Stock	2,000	04/11/2022

Purchase of Common Stock	2,000	04/11/2022
Purchase of Common Stock	2,000	04/11/2022
Purchase of Common Stock	2,000	04/11/2022
Purchase of Common Stock	2,000	04/12/2022
Purchase of Common Stock	2,000	04/12/2022
Purchase of Common Stock	2,000	04/12/2022
Purchase of Common Stock	2,000	04/12/2022
Purchase of Common Stock	2,000	04/12/2022
Purchase of Common Stock	2,000	04/12/2022
Purchase of Common Stock	10,000	04/14/2022
Purchase of Common Stock	10,000	04/14/2022
Purchase of Common Stock	10,000	04/14/2022
Purchase of Common Stock	5,000	04/14/2022
Purchase of Common Stock	55,000	04/18/2022
Purchase of Common Stock	72,000	06/06/2022
Purchase of Common Stock	475,000	06/07/2022
Purchase of Common Stock	205,000	06/08/2022
Purchase of Common Stock	1,188,975	07/06/2022
Purchase of Common Stock	744,294	07/07/2022

ERIC GREENBERG1

Purchase of Common Stock	9,932	04/25/2022
Purchase of Common Stock	68	04/25/2022
Purchase of Common Stock	20,000	04/25/2022
Purchase of Common Stock	2,300	04/25/2022
Purchase of Common Stock	7,700	04/25/2022
Purchase of Common Stock	5,000	05/18/2022
Purchase of Common Stock	100	05/18/2022
Purchase of Common Stock	2,900	05/18/2022
Purchase of Common Stock	1,000	05/18/2022
Purchase of Common Stock	6,000	05/19/2022
Purchase of Common Stock	7,500	05/19/2022
Purchase of Common Stock	7,500	05/19/2022
Purchase of Common Stock	4,000	06/08/2022
Purchase of Common Stock	4,000	06/08/2022
Purchase of Common Stock	83	06/09/2022
Purchase of Common Stock	701	06/09/2022
Purchase of Common Stock	100	06/09/2022
Purchase of Common Stock	100	06/09/2022
Purchase of Common Stock	16	06/09/2022
Purchase of Common Stock	100	06/09/2022
Purchase of Common Stock	501	06/09/2022
Purchase of Common Stock	1,149	06/09/2022

[1]	Represents transactions in an account by Mr. Greenberg through an account jointly held with his child.

Purchase of Common Stock	750	06/09/2022
Purchase of Common Stock	3,000	06/09/2022
Purchase of Common Stock	2,200	06/09/2022
Purchase of Common Stock	1,300	06/09/2022
Purchase of Common Stock	12,500	06/27/2022
Purchase of Common Stock	3,900	06/27/2022
Purchase of Common Stock	500	06/27/2022
Purchase of Common Stock	100	06/27/2022
Sale of Common Stock	(2,000)	07/05/2022
Sale of Common Stock	(1,500)	07/05/2022
Sale of Common Stock	(2,000)	07/05/2022
Sale of Common Stock	(8,000)	07/05/2022
Purchase of Common Stock	7,900	07/05/2022
Purchase of Common Stock	100	07/05/2022
Sale of Common Stock	(3,500)	07/06/2022
Sale of Common Stock	(5,000)	07/06/2022
Sale of Common Stock	(5,000)	07/06/2022
Sale of Common Stock	(2,000)	07/06/2022
Sale of Common Stock	(6,000)	07/06/2022
Sale of Common Stock	(3,500)	07/06/2022
Sale of Common Stock	(10)	07/06/2022
Sale of Common Stock	(2,490)	07/06/2022
Sale of Common Stock	(2,500)	07/06/2022
Sale of Common Stock	(5,000)	07/06/2022
Sale of Common Stock	(3,500)	07/06/2022
Sale of Common Stock	(5,000)	07/06/2022
Sale of Common Stock	(6,400)	07/06/2022
Sale of Common Stock	(1,000)	07/06/2022
Sale of Common Stock	(3,300)	07/06/2022
Sale of Common Stock	(4,000)	07/06/2022
Sale of Common Stock	(3,300)	07/06/2022
Sale of Common Stock	(5,000)	07/06/2022
Sale of Common Stock	(5,000)	07/06/2022
Sale of Common Stock	(5,000)	07/06/2022
Sale of Common Stock	(9,000)	07/06/2022
Sale of Common Stock	(14,000)	07/06/2022

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 5, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date, the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our common stock; (ii) each current director and director nominee; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group. As of the Record Date, we had 9,864,068 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)	Percent of Shares Beneficially Owned
Joseph A. Akers(3)	27,504	*	%
Kate Beebe DeVarney, Ph.D.(4)	93,432	*
M. David MacFarlane, Ph.D.(5)	26,268	*
James R. McNab, Jr.(6)	27,988	*
Marc Rubin, M.D.(7)	102,510	1.0
All executive officers and directors as a group (5) persons		2.7

*	Less than one percent.
(1)	Unless otherwise indicated, the address of such individual is c/o Titan Pharmaceuticals, Inc., 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.
(2)	In computing the number of shares beneficially owned by a person and the percentage ownership of a person, shares of our common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.
(3)	Includes (i) 25,207 shares issuable upon exercise of outstanding options and (ii) 1,112 shares issuable upon exercise of outstanding warrants.
(4)	Includes 93,352shares issuable upon exercise of outstanding options.
(5)	Includes (i) 25,251shares issuable upon exercise of outstanding options and (ii) 445 shares issuable upon exercise of outstanding warrants.
(6)	Includes (i) 25,207shares issuable upon exercise of outstanding options and (ii) 1,112 shares issuable upon exercise of outstanding warrants.
(7)	Includes (i) 97,184shares issuable upon exercise of outstanding options and (ii) 2,223 shares issuable upon exercise of outstanding warrants.

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Activist your proxy “FOR” the Board Expansion Proposal and “FOR ALL NOMINEES” with respect to the Election Proposal by taking these three steps:

•	SIGNING the enclosed WHITE proxy card;

•	DATING the enclosed WHITE proxy card; and

•	MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

You may vote your shares in person virtually at the Special Meeting, however, even if you plan to attend the Special Meeting, we recommend that you submit your WHITE proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Special Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form.

19 Old Kings Highway S. – Suite 130

Darien, Connecticut 06820

Toll Free (877) 972-0090

Banks and Brokers call collect (203) 972-9300

info@investor-com.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JULY 14, 2022

Titan Pharmaceuticals, Inc.

SPECIAL Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF ACTIVIST INVESTING LLC AND THE OTHER PARTICPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF TITAN PHARMACEUTICALS, INC.
IS NOT SOLICITING THIS PROXY

P    R    O    X    Y

The undersigned appoints David E. Lazar and John Grau, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Titan Pharmaceuticals, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the upcoming Special Meeting of Stockholders of the Company scheduled to be held virtually, via live webcast at 9:00 AM Pacific Time on August 15, 2022 at https://www.cstproxy.com/titanpharm/sm2022, (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Special Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to Activist Investing LLC (“Activist Investing”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR ALL NOMINEES” WITH RESPECT TO PROPOSAL 2.

This Proxy will be valid until the completion of the Special Meeting. This Proxy will only be valid in connection with Activist Investing’s solicitation of proxies for the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒ Please mark vote as in this example

ACTIVIST INVESTING STRONGLY RECOMMENDS THAT Stockholders VOTE “FOR” PROPOSAL 1 AND “FOR ALL NOMINEES” IN PROPOSAL 2.

1.	Activist Investing’s proposal to increase the size of the Board by six (6) members, so that the Board will be constituted by eleven (11) members in total.

☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	Subject to the approval of Proposal 1, Activist Investing’s proposal to elect Avraham Ben-Tzvi, Peter L. Chasey, Eric Greenberg, David E. Lazar, Matthew C. McMurdo and David Natan to the Board of Directors to serve until the Company’s 2022 annual meeting of stockholders and until their successors are elected and are qualified.

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW
Nominees: Avraham Ben-Tzvi Peter L. Chasey Eric Greenberg David E. Lazar Matthew C. McMurdo David Natan	☐	☐	☐ ________________ ________________ ________________ ________________

Activist Investing does not expect that any of the nominees will be unable to stand for election, but, in the event any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Activist Investing has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

Note: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s).

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.